UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2024

Stanley Black & Decker, Inc.

(Exact Name of Registrant as Specified in its Charter)

Connecticut	001-05224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain,
Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $2.50 Par Value per Share	SWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 25, 2024, the Board of Directors (the “Board”) of Stanley Black & Decker, Inc. (the “Company”) approved the termination of John T. Lucas, the Company’s Senior Vice President, Chief Human Resources Officer, without cause effective July 31, 2024.

In connection with his separation, Mr. Lucas and the Company entered into an agreement and general release on July 25, 2024 (the “Separation Agreement”), pursuant to which Mr. Lucas is eligible for the following separation payments and benefits, subject to his execution and non-revocation of a confirming release of claims: (i) continued base salary payments for 12 months at a rate of $54,166.62 per month; (ii) a lump sum payment of $400,000; (iii) continued basic life and basic accidental death and dismemberment insurance through July 31, 2025; (iv) continued medical, dental, vision, health care flexible spending account and group legal coverage through July 31, 2025; (v) continued executive life insurance through September 30, 2025; (vi) pro-rated annual bonus for 2024, subject to achievement of applicable performance goals; (vii) executive financial and estate planning benefits and executive physical program benefits through December 31, 2024; and (viii) waiver by the Company of any obligation of Mr. Lucas to repay the sign-on bonus that he received when he commenced employment.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement attached as Exhibit 10.1 hereto.

Item 7.01.	Regulation FD Disclosure.

On July 26, 2024, the Company issued a press release announcing the appointment of Deborah K. Wintner as the Company’s Senior Vice President, Chief Human Resources Officer, effective August 1, 2024, to succeed Mr. Lucas. A copy of the press release is attached as Exhibit 99.1 hereto.

The information being furnished pursuant to Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liability of that section, and shall not be incorporated by reference into any other document filed under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Agreement and General Release, dated July 25, 2024, by and between Stanley Black & Decker, Inc. and John T. Lucas.

99.1	Press Release dated July 26, 2024, issued by Stanley Black & Decker, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANLEY BLACK & DECKER, INC.
Date: July 26, 2024

	By:	/s/ Janet M. Link
	Name:	Janet M. Link
	Title:	Senior Vice President, General
Counsel and Secretary